                                                                    EXHIBIT 99.2


       The information set forth in this Press Release has been restated to reflect the reclassification of certain amounts.


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
         REPORTS 18% INCREASE IN AFFO AND 19% INCREASE IN FFO PER SHARE
                 IN FOURTH QUARTER RESULTS AND DECLARES DIVIDEND

DENVER, COLORADO, January 25, 2001

         Apartment Investment and Management Company (NYSE:AIV) ("AIMCO") announced that its Adjusted Funds From Operations ("AFFO"), AIMCO's measure of economic profitability, for the fourth quarter of 2000 equaled $113 million or $1.16 per common share, compared to $83 million or $0.98 per common share for the fourth quarter of 1999, an increase of 18.4% on a per share basis.

         AIMCO announced that its Funds From Operations ("FFO") for the fourth quarter of 2000 equaled $124 million or $1.27 per common share, compared to $91 million or $1.07 per common share for the fourth quarter of 1999, an increase of 18.7% on a per share basis.

         Fourth quarter 2000 "same store" sales for the 540 apartment communities containing 148,069 units owned during both 2000 and 1999, applying AIMCO's ownership interest in these "same store" apartment communities, showed a 6.5% increase in Net Operating Income, a 5.6% increase in revenues, and a 4.1% increase in operating expenses from the fourth quarter of 1999.

         Weighted average physical occupancy for the 540 apartment communities was 94.2% as of December 31, 2000, compared to 94.6% as of December 31, 1999. Average monthly rent per occupied unit was $666 at December 31, 2000 compared to $637 at December 31, 1999.

         In the quarter, AIMCO completed $897 million in acquisitions, dispositions, and mortgage-financing transactions. AIMCO acquired eight properties in separate purchase transactions for $99 million. AIMCO purchased $77 million of limited partnership interests. AIMCO sold 28 apartment communities and one commercial property for a total of $233 million of which AIMCO's share of the dispositions was $109 million with a GAAP gain of $12.1 million and AFFO gain of $4.8 million. Fourth quarter refinancing activity included the closing of $488 million of new mortgages at a weighted-average interest rate of 7.55%.

         On January 24, 2001, the Board of Directors increased the quarterly cash dividend to $0.78 per common share for the quarter ended December 31, 2000, payable on February 9, 2001 to shareholders of record on February 2, 2001. The increased dividend is equivalent to an annualized dividend rate of $3.12 per common share, an 11% increase from the previous annual dividend rate of $2.80. The increased dividend represents a distribution of 67.2% of AFFO and 61.4% of FFO for the quarter ended December 31, 2000 and a 6.5% yield based on the closing price of AIMCO's Class A Common Stock of $47.94 as of January 24, 2001.

         AFFO, which is AIMCO's measure of economic profitability, is defined as FFO less an estimated reserve for capital replacements of $300 per apartment unit. The Company's management believes that FFO, less such a reserve, provides investors with an understanding of the Company's ability to incur and service debt and make capital expenditures. The Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. AIMCO calculates FFO based on the NAREIT definition, as adjusted for minority interest in the AIMCO Operating Partnership, amortization of goodwill, the non-cash deferred portion of the income tax provision for unconsolidated subsidiaries, TOPR's interest expense, and less the payment of dividends on non-dilutive preferred stock.

Apartment Investment and Management Company
January 25, 2001
Page Two


FFO should not be considered an alternative to net income or net cash flows from operating activities, as calculated in accordance with GAAP, as an indication of the Company's performance or as a measure of liquidity. FFO is not necessarily indicative of cash available to fund future cash needs. In addition, there can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

         The fourth quarter 2000 earnings conference call will be conducted on Friday, January 26, 2001 at 11:00 a.m. Eastern time. You may participate in the conference call by dialing 1-800-374-0616 approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company fourth quarter 2000 earnings conference call.

         AIMCO is a real estate investment trust with headquarters in Denver, Colorado and 25 regional operating centers, which holds a geographically diversified portfolio of apartment communities. AIMCO, through its subsidiaries, operates approximately 1,720 properties, including approximately 326,000 apartment units, and serves approximately one million residents. AIMCO's properties are located in 47 states, the District of Columbia and Puerto Rico.

Summary (dollars in thousands, except per share data):


                                    Three Months      Three Months          Year              Year
                                       Ended             Ended             Ended             Ended
                                    December 31,      December 31,      December 31,      December 31,
                                    ------------      ------------      ------------      ------------
                                        2000              1999              2000              1999
                                    ------------      ------------      ------------      ------------
Funds From Operations               $   123,920       $    90,819       $   439,830       $   321,359
Adjusted Funds From Operations          112,801            82,651           399,463           292,644

Net Income                               31,237            23,541            99,178            77,527
Net Income Allocable to Common
    Shareholders                         12,897             9,763            35,995            24,074
Per Common Share:
Funds From Operations               $      1.27       $      1.07       $      4.81       $      4.08
Adjusted Funds From Operations             1.16              0.98              4.37              3.72
Basic Earnings Per Share                   0.18              0.15              0.53              0.39
Diluted Earnings Per Share                 0.18              0.15              0.52              0.38
Payout Ratios:
Funds From Operations                      61.4%             65.4%             59.9%             63.1%
Adjusted Funds From Operations             67.2%             71.4%             65.9%             69.2%

Summary financial statements and fact sheet follow.

Contact:   Peter Kompaniez, President (714) 593-1733
           Paul McAuliffe, Executive Vice President and Chief Financial Officer
              (303) 691-4339
           E-Mail:  investor@aimco.com
           Web Site:  http://www.aimco.com

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE THREE

                   CONSOLIDATED STATEMENTS OF OPERATIONS [a]
                 (in thousands, except per share and unit data)
                                   (unaudited)







                                                                 FOR THE THREE MONTHS ENDED       FOR THE YEAR ENDED
                                                                        DECEMBER 31,                 DECEMBER 31,
                                                                 --------------------------    --------------------------
                                                                     2000          1999           2000           1999
                                                                 -----------    -----------    -----------    -----------
RENTAL PROPERTY OPERATIONS:
Rental and other property revenues                               $   297,537    $   184,696    $ 1,051,000    $   533,917
Property operating expenses[c]                                      (123,742)       (78,062)      (426,177)      (213,798)
Owned property management expense[b]                                  (3,949)        (1,176)       (13,663)        (1,650)
Depreciation                                                        (100,194)       (48,675)      (323,321)      (131,753)
                                                                 -----------    -----------    -----------    -----------
Income from property operations                                       69,652         56,783        287,839        186,716
                                                                 -----------    -----------    -----------    -----------

SERVICE COMPANY BUSINESS:
Management fees and other income[b][c]                                12,827         14,810         28,050         24,171
Fee income from affiliates                                                                          21,642         14,206
Management and other expenses                                         (7,606)           413        (27,199)       (14,897)
General and administrative expenses allocation                        (6,300)                      (10,310)        (2,136)
Amortization of intangibles                                           (1,730)           (34)        (6,698)       (14,297)
                                                                 -----------    -----------    -----------    -----------
(Loss) income from service company business                           (2,809)        15,189          5,485          7,047
                                                                 -----------    -----------    -----------    -----------

General and administrative expenses, net[d]                            1,796         (2,123)        (7,813)       (10,430)
Interest expense                                                     (79,368)       (47,708)      (269,826)      (140,094)
Interest income[e]                                                    18,888         21,667         66,241         52,638
Equity in earnings (losses) of other partnerships[f]                  12,107         (9,852)         7,618         (4,467)
Equity in earnings (losses) of unconsolidated subsidiaries[g]         (4,827)        (6,188)        (2,290)        (5,013)
Minority interest in other partnerships                                7,105           (998)        (3,872)          (900)
                                                                 -----------    -----------    -----------    -----------
INCOME FROM OPERATIONS                                                22,544         26,770         83,382         85,497

Gain (loss) on disposition of properties                              12,101         (2,115)        26,335         (1,785)
                                                                 -----------    -----------    -----------    -----------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP              34,645         24,655        109,717         83,712

Minority interest in operating partnership                            (3,408)        (1,114)       (10,539)        (6,185)
                                                                 -----------    -----------    -----------    -----------
NET INCOME                                                       $    31,237    $    23,541    $    99,178    $    77,527
                                                                 ===========    ===========    ===========    ===========


Net income allocable to preferred shareholders                   $    18,340    $    13,778    $    63,183    $    53,453
                                                                 ===========    ===========    ===========    ===========
Net income allocable to common shareholders                      $    12,897    $     9,763    $    35,995    $    24,074
                                                                 ===========    ===========    ===========    ===========

Weighted average number of common shares outstanding                  70,366         65,805         67,572         62,242
                                                                 ===========    ===========    ===========    ===========
Weighted average number of common shares and common share
  equivalents outstanding                                             71,942         66,368         69,063         63,446
                                                                 ===========    ===========    ===========    ===========


Basic earnings per share                                         $      0.18    $      0.15    $      0.53    $      0.39
                                                                 ===========    ===========    ===========    ===========
Diluted earnings per share                                       $      0.18    $      0.15    $      0.52    $      0.38
                                                                 ===========    ===========    ===========    ===========

[a] See page five for AIMCO's free cash flow from business segments from consolidated and unconsolidated entities

[b] In accordance with consolidation accounting principles, $7.0 million and $25.2 million of management fee income for the three months and year ended December 31, 2000, respectively, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[c] In accordance with consolidation accounting principles, $5.9 million and $14.1 million of reimbursement fee income for the three months and year ended December 31, 2000, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[d] General and administrative expenses of $6.3 million and $10.3 million have been classified with other expenses of the service company business for the three months and year ended December 31, 2000 respectively

[e] In fourth quarter of 2000, interest income included $5.9 million of interest income on discounted notes receivable

[f] In fourth quarter of 2000, represents AIMCO's share of earnings from 122,829 apartment units in which AIMCO holds an equity interest

[g] Represents AIMCO's share of earnings from unconsolidated service company business

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE FOUR
            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                                                         FOR THE THREE MONTHS ENDED        FOR THE YEAR ENDED
                                                                                 DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------     ------------------------
                                                                            2000           1999           2000           1999
                                                                          ---------      ---------      ---------      ---------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership                  $  34,645      $  24,655      $ 109,717      $  83,712
Gain on disposition of properties                                           (12,101)         2,115        (26,335)         1,785
Real estate depreciation, net of minority interests                          95,820         42,124        302,109        121,689
Real estate depreciation related to unconsolidated entities                   8,125         30,804         59,360        104,764
Amortization of goodwill                                                      1,825           (623)         7,348          6,743
Amortization of recoverable amount of management contracts                    4,072         (2,138)         4,720         29,988
Deferred taxes (charged) benefit                                             (2,521)        (1,339)           154          1,763
Preferred stock dividends and distributions                                  (6,530)        (7,208)       (26,112)       (33,943)
TOPR's interest expense                                                         585          2,429          8,869          4,858
                                                                          ---------      ---------      ---------      ---------
FUNDS FROM OPERATIONS                                                       123,920         90,819        439,830        321,359

Recurring Capital Replacements                                              (11,119)        (8,168)       (40,367)       (28,715)
                                                                          ---------      ---------      ---------      ---------
ADJUSTED FUNDS FROM OPERATIONS                                            $ 112,801      $  82,651      $ 399,463      $ 292,644
                                                                          =========      =========      =========      =========

Weighted average common shares, common shares equivalent and Operating
   Partnership units outstanding:
    Common stock and common stock equivalents                                89,401         78,964         84,651         72,360
    Operating Partnership units                                               8,433          5,771          6,855          6,313
                                                                          ---------      ---------      ---------      ---------
                                                                             97,834         84,735         91,506         78,673
                                                                          =========      =========      =========      =========

PER COMMON SHARE:
Funds From Operations                                                     $    1.27      $    1.07      $    4.81      $    4.08
Adjusted Funds From Operations                                            $    1.16      $    0.98      $    4.37      $    3.72
Dividends Declared                                                        $   0.780      $   0.700      $    2.88      $   2.575

PAYOUT RATIOS:
Funds From Operations                                                          61.4%          65.4%          59.9%          63.1%
Adjusted Funds From Operations                                                 67.2%          71.4%          65.9%          69.2%


                                                                                        PERCENTAGE
OTHER DATA:                               DECEMBER 31, 2000  DECEMBER 31, 1999      INCREASE (DECREASE)
                                          -----------------  -----------------    ----------------------
Same store:
   Weighted average physical occupancy                94.2%             94.6%         (0.4)%
   Average monthly rent per occupied unit     $        666      $        637           4.6%

Total portfolio:
   Weighted average physical occupancy                92.7%             93.1%         (0.4)%
   Average monthly rent per occupied unit     $        669      $        631           6.0%



                                                                                                        PERCENTAGE
SELECTED BALANCE SHEET DATA:                               DECEMBER 31, 2000   DECEMBER 31, 1999    INCREASE (DECREASE)
                                                           -----------------   -----------------    -------------------

Real estate, net                                              $  6,099,189       $  4,096,200               48.9%
Investments in unconsolidated real estate partnerships             676,188            891,449              (24.1)%
Total assets                                                     7,699,874          5,684,951               35.4%
Total indebtedness                                               4,360,115          2,584,289               68.7%
Total liabilities                                                4,694,200          2,878,709               63.1%
Mandatorily redeemable convertible preferred securities             32,330            149,500              (78.4)%
Minority interest in operating partnership                         331,956            228,813               45.1%
Stockholders' equity                                             2,501,657          2,259,396               10.7%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE FIVE

                      FREE CASH FLOW FROM BUSINESS SEGMENTS


                                                                                              CONSOLIDATED   UNCONSOLIDATED
                                                                                              ------------   --------------
      REAL ESTATE

          Conventional
                Average monthly rent greater than $800 per unit (21,797 equivalent units)      $  41,200       $   8,690
                Average monthly rent $700 to $800 per unit (14,097 equivalent units)              21,551           3,199
                Average monthly rent $600 to $700 per unit (33,812 equivalent units)              40,181           4,858
                Average monthly rent $500 to $600 per unit (36,501 equivalent units)              32,361           4,996
                Average monthly rent less than $500 per unit (14,041 equivalent units)            10,881           1,005
                                                                                               ---------       ---------

                       Subtotal conventional real estate contribution to Free Cash Flow          146,174          22,748

          Affordable  (17,269 equivalent units)                                                   11,344           3,744
          College housing (average rent of $663 per month)  (2,421 equivalent units)               3,022             378
          Other real estate                                                                          412           4,806
          Resident services                                                                           24              41
          Minority interest                                                                      (17,628)             --
                                                                                               ---------       ---------

                TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW                                 143,348          31,717

      SERVICE BUSINESSES

          Management contracts (property and asset management)
                Controlled properties                                                             (6,088)          7,027
                Third party with terms in excess of one year                                          --             613
                Third party cancelable in 30 days                                                     --             130
                                                                                               ---------       ---------

                       Subtotal management contracts contribution to free cash flow               (6,088)          7,770
          Buyers Access                                                                               --              99
          Other service businesses                                                                 1,444           2,050
                                                                                               ---------       ---------

                TOTAL SERVICE BUSINESSES CONTRIBUTION TO FREE CASH FLOW                           (4,644)          9,919

      INTEREST INCOME
          General partner loan interest                                                            7,473           2,442
          Notes receivable from officers                                                             405              --
          Other notes receivable                                                                     420              --
          Money market and interest bearing accounts                                               4,668              --
                                                                                               ---------       ---------
                       Subtotal interest income                                                   12,966           2,442
          Accretion of loan discount                                                               5,922              --
                                                                                               ---------       ---------

                TOTAL INTEREST INCOME CONTRIBUTION TO FREE CASH FLOW                              18,888           2,442

      FEES AND OTHER NON-RECURRING INCOME
          Disposition Fees                                                                           716             164
          Refinancing Fees                                                                         2,849             220
                                                                                               ---------       ---------

                TOTAL FEES AND OTHER NON-RECURRING INCOME CONTRIBUTION TO FREE CASH FLOW           3,565             384
                                                                                               ---------       ---------

      General and Administrative Expense                                                           1,796              --
                                                                                               ---------       ---------

FREE CASH FLOW                                                                                   162,953          44,462



                                                                                                     TOTAL            %
                                                                                                   ---------       ---------
      REAL ESTATE

          Conventional

                Average monthly rent greater than $800 per unit (21,797 equivalent units)          $  49,890            24.1%
                Average monthly rent $700 to $800 per unit (14,097 equivalent units)                  24,750            11.9%
                Average monthly rent $600 to $700 per unit (33,812 equivalent units)                  45,039            21.7%
                Average monthly rent $500 to $600 per unit (36,501 equivalent units)                  37,357            18.0%
                Average monthly rent less than $500 per unit (14,041 equivalent units)                11,886             5.7%
                                                                                                   ---------       ---------

                       Subtotal conventional real estate contribution to Free Cash Flow              168,922            81.4%

          Affordable  (17,269 equivalent units)                                                       15,088             7.3%
          College housing (average rent of $663 per month)  (2,421 equivalent units)                   3,400             1.6%
          Other real estate                                                                            5,218             2.5%
          Resident services                                                                               65             0.0%
          Minority interest                                                                          (17,628)           (8.5)%
                                                                                                   ---------       ---------

                TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW                                     175,065            84.4%

      SERVICE BUSINESSES

          Management contracts (property and asset management)
                Controlled properties                                                                    939             0.5%
                Third party with terms in excess of one year                                             613             0.3%
                Third party cancelable in 30 days                                                        130             0.1%
                                                                                                   ---------       ---------

                       Subtotal management contracts contribution to free cash flow                    1,682             0.8%
          Buyers Access                                                                                   99             0.0%
          Other service businesses                                                                     3,494             1.7%
                                                                                                   ---------       ---------

                TOTAL SERVICE BUSINESSES CONTRIBUTION TO FREE CASH FLOW                                5,275             2.5%

      INTEREST INCOME
          General partner loan interest                                                                9,915             4.8%
          Notes receivable from officers                                                                 405             0.2%
          Other notes receivable                                                                         420             0.2%
          Money market and interest bearing accounts                                                   4,668             2.3%
                                                                                                   ---------       ---------
                       Subtotal interest income                                                       15,408             7.4%
          Accretion of loan discount                                                                   5,922             2.9%
                                                                                                   ---------       ---------

                TOTAL INTEREST INCOME CONTRIBUTION TO FREE CASH FLOW                                  21,330            10.3%

      FEES AND OTHER NON-RECURRING INCOME
          Disposition Fees                                                                               880             0.4%
          Refinancing Fees                                                                             3,069             1.5%
                                                                                                   ---------       ---------

                TOTAL FEES AND OTHER NON-RECURRING INCOME CONTRIBUTION TO FREE CASH FLOW               3,949             1.9%
                                                                                                   ---------       ---------

      General and Administrative Expense                                                               1,796             0.9%
                                                                                                   ---------       ---------

FREE CASH FLOW                                                                                       207,415           100.0%

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE SIX


                                                                                              BASIC                       DILUTED
                                                                             ---------------------------------------     ---------
                                                                             CONSOLIDATED   UNCONSOLIDATED     TOTAL       TOTAL

FREE CASH FLOW                                                                     162,953       44,462       207,415       207,415

COST OF SENIOR CAPITAL
      Interest expense:
                Secured debt
                       Long-term, fixed rate                                       (67,852)      (8,031)      (75,883)      (75,883)
                       Long-term, variable rate                                       (210)     (12,203)      (12,413)      (12,413)
                       Short-term                                                   (2,596)        (259)       (2,855)       (2,855)
                Lines of credit and other unsecured debt                           (10,251)      (1,530)      (11,781)      (11,781)
                Interest expense on convertible preferred securities                  (585)          --          (585)           --
                Interest capitalized                                                 2,126           --         2,126         2,126
                                                                                 ---------     --------     ---------     ---------
                       Total interest expense before minority interest             (79,368)     (22,023)     (101,391)     (100,806)
                Minority interest share of interest expense                         13,399           --        13,399        13,399
                                                                                 ---------     --------     ---------     ---------
                       Total interest expense after minority interest              (65,969)     (22,023)      (87,992)      (87,407)

      Preferred equity dividends                                                   (21,196)          --       (21,196)       (7,207)
                                                                                 ---------     --------     ---------     ---------

          CONTRIBUTION BEFORE NON-CASH CHARGES AND OWNERSHIP ADJUSTMENTS            75,788       22,439        98,227       112,801

      Non-structural depreciation, net of capital replacements                      (3,421)       1,042        (2,379)       (2,379)
      Amortization of intangible assets                                             (1,730)      (4,166)       (5,896)       (5,896)
      Gain (loss) on sales of real estate, net of minority interest                  8,398           --         8,398         8,398
      Deferred tax provision                                                            --        2,521         2,521         2,521
                                                                                 ---------     --------     ---------     ---------

                EARNINGS BEFORE STRUCTURAL DEPRECIATION                             79,035       21,836       100,871       115,445

      Structural depreciation, net of minority interest in other entities          (73,945)     (12,798)      (86,743)      (86,743)
      Interest expense on convertible debt                                              --           --            --          (585)
      Dividends on preferred securities                                                 --           --            --       (13,989)
                                                                                 ---------     --------     ---------     ---------

                NET INCOME  (LOSS)                                                   5,090        9,038        14,128        14,128

      Gain (loss) on sales of real estate, net of minority interest                 (8,398)          --        (8,398)       (8,398)
      Structural depreciation, net of minority interest in other entities           79,826        6,917        86,743        86,743
      Non-structural depreciation, net of minority interest in other entities       12,291        1,207        13,498        13,498
      Amortization of intangible assets                                              1,730        4,166         5,896         5,896
      Deferred tax provision                                                            --       (2,521)       (2,521)       (2,521)
      Interest expense on convertible debt                                              --           --            --           585
      Dividends on preferred securities                                                 --           --            --        13,989
                                                                                 ---------     --------     ---------     ---------

                FUNDS FROM OPERATIONS                                               90,539       18,807       109,346       123,920

      Capital replacement reserve                                                   (8,870)      (2,249)      (11,119)      (11,119)
                                                                                 ---------     --------     ---------     ---------


                ADJUSTED FUNDS FROM OPERATIONS                                   $  81,669     $ 16,558     $  98,227     $ 112,801
                                                                                 =========     ========     =========     =========


                                                        EARNINGS
                         EARNINGS        SHARES        PER SHARE
                       ------------   -------------  ------------
EBSD
    Basic               $100,871         78,831
    Diluted              115,445         97,834
Net Income (Loss)
    Basic                 14,128         78,831       $   0.18
    Diluted               14,128         80,376       $   0.18
FFO
    Basic                109,346         78,831
    Diluted              123,920         97,834
AFFO
    Basic                 98,227         78,831
    Diluted              112,801         97,834

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE SEVEN


                                                                                   AIMCO's         AIMCO's          AIMCO's
                                                    Total           Total         Effective       Effective         Average
              Ownership %                       # Properties       # Units      # Properties       # Units        Ownership %
------------------------------------------      ------------     -----------    ------------     ----------      ------------

I.  CONSOLIDATED/UNCONSOLIDATED
    CONSOLIDATED REAL ESTATE:
                                     100%               257          64,831             257         64,831              100%
                         50.00% to 99.99%               280          82,558             196         57,841               70%
                         <4.99% to 49.99%                29           6,483               7          1,690               26%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total               566         153,872             460        124,362               81%
                                                ------------     -----------    ------------     ----------      ------------

    UNCONSOLIDATED REAL ESTATE:
                                     100%                 1             700               1            700              100%
                         50.00% to 99.99%                26           6,803              18          4,079               60%
                         25.00% to 49.99%               194          39,645              73         14,899               38%
                          5.00% to 24.99%               347          50,344              49          7,090               14%
                                  < 4.99%               115          14,256               1            184                1%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total               683         111,748             142         26,952               24%
                                                ------------     -----------    ------------     ----------      ------------

    TOTAL OWNED PORTFOLIO:
                                     100%               258          65,531             258         65,531              100%
                         50.00% to 99.99%               306          89,361             214         61,920               69%
                         25.00% to 49.99%               223          46,128              80         16,589               36%
                          5.00% to 24.99%               347          50,344              49          7,090               14%
                                  < 4.99%               115          14,256               1            184                1%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total             1,249         265,620             602        151,314               57%
                                                ------------     -----------    ------------     ----------      ------------

II. CONVENTIONAL/GOVERNMENT ASSISTED
    CONVENTIONAL REAL ESTATE:
                                     100%               234          59,978             234         59,978              100%
                         50.00% to 99.99%               272          84,564             186         57,907               68%
                         25.00% to 49.99%               121          28,930              48         11,369               39%
                          5.00% to 24.99%               101          21,345              17          3,507               16%
                                  < 4.99%                34           6,480              --             66                1%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total               762         201,297             485        132,827               66%
                                                ------------     -----------    ------------     ----------      ------------

    GOVERNMENT ASSISTED REAL ESTATE:
                                     100%                24           5,553              24          5,553              100%
                         50.00% to 99.99%                34           4,797              28          4,013               84%
                         25.00% to 49.99%                88          14,040              31          4,904               35%
                          5.00% to 24.99%               259          31,961              33          3,898               12%
                                  < 4.99%                82           7,972               1            119                1%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total               487          64,323             117         18,487               29%
                                                ------------     -----------    ------------     ----------      ------------
     TOTAL OWNED PORTFOLIO:
                                     100%               258          65,531             258         65,531              100%
                         50.00% to 99.99%               306          89,361             214         61,920               69%
                         25.00% to 49.99%               209          42,970              79         16,273               38%
                          5.00% to 24.99%               360          53,306              50          7,405               14%
                                  < 4.99%               116          14,452               1            185                1%
                                                ------------     -----------    ------------     ----------      ------------
                                    Total             1,249         265,620             602        151,314               57%
                                                ------------     -----------    ============     ==========      ============

III.  MANAGEMENT CONTRACTS

      MANAGEMENT CONTRACTS:
           Long Term Contractual                        199          25,541
           Short Term Third Party                       272          35,128
                                                ------------     -----------
                                    Total               471          60,669
                                                ------------     -----------
IV.  TOTAL PORTFOLIO                                  1,720         326,289
                                                ============     ===========

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
PAGE EIGHT


                            BALANCE SHEET INFORMATION
                      (in thousands, except per share data)
                                   (unaudited)


PROPERTY DEBT:

       Consolidated vs. Unconsolidated:

                                                                          Amount           Wtd Avg. Rate
                                                                     ---------------      ---------------

              Consolidated:
                   Fixed                                             $     3,666,100                 7.97%
                   Variable                                                  365,275                 6.38%
                                                                     ---------------
                   Sub-Total Consolidated                                  4,031,375

                   Minority Interest                                        (706,937)

                                                                     ---------------      ---------------
                   Sub-Total Consolidated less Minority Interest     $     3,324,438                 7.89%

              Unconsolidated
                   Fixed                                                     655,780                 7.18%
                   Variable                                                  213,127                 5.96%

                                                                     ---------------      ---------------
                   Sub-Total Unconsolidated                                  868,907                 6.80%

                                                                     ---------------      ---------------
              Grand Total                                            $     4,193,345                 7.63%
                                                                     ===============      ===============


CORPORATE DEBT:

              Credit Facility Balance                                $       254,700                 9.16%
              Oxford Term Loan                                               137,040                10.50%

ACQUISITIONS FOR THE QUARTER ENDED DECEMBER 31, 2000:

       Real Estate Apartment Properties Acquired:                    $        99,212

       Limited Partner Equity Interests                              $        77,400


COMMON SHARES OUTSTANDING (IN THOUSANDS):

              Common Stock                                                    71,337
              OP Units                                                         8,341
                                                                     ---------------

                                                                              79,678
                                                                     ===============


PREFERRED STOCK:

                                               Amount               Coupon
                                           ---------------     ---------------

PERPETUAL:
Class C                                    $        60,000                9.00%
Class D                                            105,000                8.75%
Class G                                            101,250                9.38%
Class H                                             50,000                9.50%
                                           ---------------

Total                                      $       316,250
                                           ===============


CONVERTIBLE:
Class B                                    $        41,947                9.20%
Class K                                            125,000                8.00%
Class L                                            125,000                8.10%
Class M                                             30,000                8.50%
Class N                                            100,000                9.00%
Class O                                            100,000                9.00%
Class B Partnership Preferred OP Units              30,850                7.75%
Preferred OP Units                                  96,408                8.74%
TOPRs                                               32,330                6.50%
                                           ---------------

Total                                      $       681,535
                                           ===============

SAME STORE SALES -- DECEMBER QTD 2000
TOP 40 MARKETS


(Ownership Effected)
(In thousands, except property and per unit data)


                                                                               DECEMBER 2000                 DECEMBER 1999
                                                                       ----------------------------   ---------------------------
M S A                                  SITES      UNITS      OWN       REVENUE    EXPENSE    N O I    REVENUE   EXPENSE    N O I
-----                                -------    -------   --------    -------    -------   -------   -------   -------   -------

Washington                                 16      9,307       64.8%    16,279      5,042    11,237    14,287     4,599     9,688
Phoenix-Mesa                               32      8,089       90.2%    12,991      5,022     7,969    12,724     4,895     7,830
Chicago                                    16      4,771       81.9%    11,781      3,885     7,896    11,066     3,950     7,116
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Houston                                    38     10,262       79.4%    13,181      6,408     6,773    13,313     5,509     7,804
Atlanta                                    23      5,831       72.6%     9,251      3,321     5,930     8,837     3,034     5,803
Tampa-St. Petersburg-Clearwater            18      4,921       79.2%     6,849      2,709     4,140     6,440     2,929     3,511
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Dallas                                     21      5,610       62.7%     6,495      2,424     4,071     6,374     2,611     3,763
Philadelphia                                5      3,116       61.2%     5,956      2,058     3,899     5,392     2,048     3,344
Indianapolis                               13      5,115       74.1%     6,215      2,348     3,866     5,720     2,722     2,998
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Miami                                       7      2,379       74.8%     5,403      2,031     3,371     4,944     1,891     3,053
Orlando                                    12      3,500       81.1%     5,324      1,968     3,356     5,198     1,896     3,302
Denver                                      8      2,389       66.4%     3,905      1,030     2,875     3,477       895     2,582
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Nashville                                  10      3,390       70.6%     4,453      1,763     2,689     4,570     1,706     2,865
Fort Wayne                                  3      2,459       93.2%     4,390      1,884     2,506     3,759     1,443     2,316
San Antonio                                16      3,602       97.9%     5,136      2,657     2,479     5,036     2,430     2,606
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Middlesex-Somerset-Hunterdon                5      1,960       62.4%     3,329      1,010     2,319     3,088     1,035     2,053
Grand Rapids-Muskegon-Holland               4      2,753       99.2%     5,105      2,837     2,267     4,373     1,918     2,454
Salt Lake City-Ogden                        6      2,116       73.9%     2,845        882     1,963     2,720       867     1,854
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Raleigh-Durham-Chapel Hill                  9      2,419       68.1%     3,083      1,166     1,917     3,093     1,076     2,017
Tucson                                      6      1,866      100.0%     2,998      1,084     1,914     2,926     1,014     1,912
Jacksonville                                7      2,055       78.2%     2,910      1,187     1,723     2,789     1,210     1,579
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Norfolk-Virginia Beach-Newport News         8      1,562       95.3%     2,567      1,027     1,540     2,400       950     1,451
Orange County                               2        824       89.0%     1,922        538     1,383     1,664       401     1,262
Austin-San Marcos                           9      1,924       60.6%     2,356        988     1,369     2,216       882     1,334
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Montgomery                                  8      2,338       64.7%     1,921        625     1,296     2,067       667     1,400
Fort Worth-Arlington                       11      2,270       61.5%     2,326      1,083     1,244     2,186     1,064     1,122
Fort Lauderdale                             4      1,118       88.0%     2,159        928     1,231     2,058       847     1,211
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Cincinnati                                  7      1,771       58.1%     2,094        869     1,225     2,064       754     1,310
Little Rock-North Little Rock               5        868       79.9%     1,660        459     1,201     1,315       546       769
Albuquerque                                 5      1,115       80.5%     1,780        588     1,192     1,361       637       724
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Galveston-Texas City                        6      1,176       92.9%     2,090        917     1,173     1,986       964     1,022
West Palm Beach-Boca Raton                  4      1,023      100.0%     2,302      1,130     1,172     2,243       924     1,319
Baton Rouge                                 5      1,194       71.9%     1,645        474     1,171     1,612       487     1,125
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Columbia                                    6      1,510       70.2%     1,919        785     1,134     1,893       707     1,186
Los Angeles-Long Beach                      4      1,683       23.9%     1,396        293     1,103     1,249       383       866
Las Vegas                                   5      1,413       79.5%     1,826        857       970     1,864       753     1,111
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Colorado Springs                            4        773       72.4%     1,208        295       914     1,122       261       860
San Diego                                   4        741       87.7%     1,496        587       909     1,319       467       852
Riverside-San Bernardino                    7      1,154       68.5%     1,387        487       899     1,267       474       792
                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
Daytona Beach                               3        728      100.0%     1,399        504       896     1,371       485       885

Other Markets (73)                        158     34,974       61.3%    36,834     13,950    22,884    35,725    14,612    21,114

                                      -------    -------   --------    -------    -------   -------   -------   -------   -------
DECEMBER S S S                            540    148,069       72.5%   210,166     80,100   130,066   199,108    76,943   122,165
                                      =======    =======   ========    =======    =======   =======   =======   =======   =======





                                                       CHANGE (2000 LESS DECEMBER 1999)
                                      --------------------------------------------------------------
M S A                                 REVENUE      PCT      EXPENSE      PCT       N O I       PCT
-----                                 -------    -------    -------     -----     -------    -------

Washington                              1,992       13.9%       443       9.6%      1,549       16.0%
Phoenix-Mesa                              267        2.1%       127       2.6%        139        1.8%
Chicago                                   715        6.5%       (65)     (1.6)%       780       11.0%
                                      -------    -------    -------     -----     -------    -------
Houston                                  (132)      (1.0)%      899      16.3%     (1,031)     (13.2)%
Atlanta                                   414        4.7%       287       9.5%        127        2.2%
Tampa-St. Petersburg-Clearwater           409        6.4%      (220)     (7.5)%       629       17.9%
                                      -------    -------    -------     -----     -------    -------
Dallas                                    121        1.9%      (187)     (7.2)%       308        8.2%
Philadelphia                              564       10.5%        10       0.5%        555       16.6%
Indianapolis                              495        8.6%      (374)    (13.7)%       868       29.0%
                                      -------    -------    -------     -----     -------    -------
Miami                                     459        9.3%       140       7.4%        318       10.4%
Orlando                                   126        2.4%        72       3.8%         54        1.6%
Denver                                    428       12.3%       135      15.1%        293       11.3%
                                      -------    -------    -------     -----     -------    -------
Nashville                                (117)      (2.6)%       57       3.4%      (176)       (6.1)%
Fort Wayne                                631       16.8%       441      30.6%        190        8.2%
San Antonio                               100        2.0%       227       9.4%       (127)      (4.9)%
                                      -------    -------    -------     -----     -------    -------
Middlesex-Somerset-Hunterdon              241        7.8%       (25)     (2.4)%       266       13.0%
Grand Rapids-Muskegon-Holland             732       16.7%       919      47.9%       (187)      (7.6)%
Salt Lake City-Ogden                      125        4.6%        15       1.8%        109        5.9%
                                      -------    -------    -------     -----     -------    -------
Raleigh-Durham-Chapel Hill                (10)      (0.3)%       90       8.4%      (100)       (5.0)%
Tucson                                     72        2.5%        70       7.0%          2        0.1%
Jacksonville                              121        4.3%       (23)     (1.8)%       144        9.1%
                                      -------    -------    -------     -----     -------    -------
Norfolk-Virginia Beach-Newport News       167        7.0%        77       8.2%         89        6.2%
Orange County                             258       15.5%       137      34.1%        121        9.6%
Austin-San Marcos                         140        6.3%       106      11.9%         35        2.6%
                                      -------    -------    -------     -----     -------    -------
Montgomery                               (146)      (7.1)%      (42)     (6.3)%      (104)      (7.4)%
Fort Worth-Arlington                      140        6.4%        19       1.8%        122       10.8%
Fort Lauderdale                           101        4.9%        81       9.6%         20        1.6%
                                      -------    -------    -------     -----     -------    -------
Cincinnati                                 30        1.4%       115      15.2%        (85)      (6.5)%
Little Rock-North Little Rock             345       26.2%       (87)    (16.1)%       432       56.2%
Albuquerque                               419       30.8%       (49)     (7.7)%       468       64.6%
                                      -------    -------    -------     -----     -------    -------
Galveston-Texas City                      104        5.2%       (47)     (4.9)%       151       14.8%
West Palm Beach-Boca Raton                 59        2.6%       206      22.3%       (147)     (11.1)%
Baton Rouge                                33        2.1%       (13)     (2.8)%        46        4.1%
                                      -------    -------    -------     -----     -------    -------
Columbia                                   26        1.3%        78      10.9%        (52)      (4.4)%
Los Angeles-Long Beach                    147       11.8%       (90)    (23.4)%       237       27.3%
Las Vegas                                 (38)      (2.0)%      104      13.8%       (141)     (12.7)%
                                      -------    -------    -------     -----     -------    -------
Colorado Springs                           86        7.7%        34      12.7%         54        6.2%
San Diego                                 177       13.4%       120      25.8%         57        6.6%
Riverside-San Bernardino                  120        9.5%        13       2.8%        107       13.6%
                                      -------    -------    -------     -----     -------    -------
Daytona Beach                              28        2.1%        19       3.8%         11        1.2%

Other Markets (73)                      1,109        3.1%      (662)     (4.5)%     1,770        8.4%

                                      -------    -------    -------     -----     -------    -------
DECEMBER S S S                         11,058        5.6%     3,157       4.1%      7,901        6.5%
                                      =======    =======    =======     =====     =======    =======